     As filed with the Securities and Exchange Commission on May 26, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                             --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) May 8, 1998



                                 FRETTER, INC.
             (Exact Name of Registrant as Specified in Charter)



          Michigan           0-14611               38-1557359
          (State or Other    (Commission          (IRS Employer
          Jurisdiction of     File Number)     Identification No.)
          Incorporation)



        12501 Grand River
        Brighton, Michigan                           48116
 (Address of Principal Executive Offices)          (Zip Code)


                                 (810) 220-5000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
---------------------

          Fretter, Inc. (the "Company") is filing herewith (i) the Supplemental Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended February 28, 1998 and (ii) the Supplemental Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended March 31, 1998 that the Company filed with the United States Bankruptcy Court for Northern District of Ohio, Eastern Division on May 8, 1998 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 96-15177.


Item 7.   Exhibits.
------------------

(c)  Exhibits.
     --------

     99.1 Supplemental Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended February 20, 1998

     99.2 Supplemental Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended March 31, 1998

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              FRETTER, INC.


                              By /s/ J. Michael McLean
                                 --------------------------------------
                                 J. Michael McLean
                                 Controller

Date:  May 22, 1998

                                 EXHIBIT INDEX
                                 -------------



 Exhibit
 Number               Document Description
---------  --------------------------------------------
  99.1     Supplemental Monthly Operating Reports of
           Debtors and Debtors in Possession for the
           Period Ended February 20, 1998

  99.2     Supplemental Monthly Operating Reports of
           Debtors and Debtors in Possession for the
           Period Ended March 31, 1998
=======================================================